UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22026

Gabelli SRI Green Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli SRI Green Fund, Inc.

Annual Report — March 31, 2012

Christopher C. Desmarais	Christopher J. Marangi	Kevin V. Dreyer

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

Enclosed are the schedule of investments and financial statements as of March 31, 2012.

Performance Discussion (Unaudited)

For the fiscal year ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of the Gabelli SRI Green Fund, Inc. declined 15.5%, versus a decline of 0.3% for the Morgan Stanley Capital International (“MSCI”) AC World Free Index. See page 2 for additional performance information.

Selected holdings that contributed positively to performance for the fiscal year were Golar LNG (3.6% of net assets as of March 31, 2012), a liquid natural gas shipping company engaged in the acquisition, ownership, operation, and chartering of LNG carriers. Mead Johnson Nutrition Co. (5.0%), a global leader in pediatric nutrition; CF Industries Holdings Inc. (3.2%), a leader in fertilizer manufacturing and distribution; and Chart Industries Inc. (3.8%), a leading global manufacturer of standard and custom engineered products and systems for a wide variety of cryogenic and heat transfer applications. Some of our weaker performing stocks sold prior to March 31, 2012 were Polypore International Inc., a worldwide developer, manufacturer, and marketer of specialized polymer based membranes used in separation and filtration processes; Allana Potash Corp., a Canadian corporation focused on the international acquisition and development of potash assets and Universal Display Corp. (2.2%), still held at year end, a leader in the development of innovative OLED technology for use in flat panel displays, lighting, and organic electronics.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

May 18, 2012

Comparative Results

Average Annual Returns through March 31, 2012 (a)(b) (Unaudited)

	1 Year	3 Year	Since Inception (6/1/07)
Class AAA (SRIGX)	(15.50)%	24.15%	3.50%
MSCI AC World Free Index	(0.28)	21.22	(1.24)	(e)
Class A (SRIAX)	(15.58)	24.13	3.51
With sales charge (c)	(20.43)	21.70	2.25
Class C (SRICX)	(16.21)	23.14	2.73
With contingent deferred sales charge (d)	(17.05)	23.14	2.73
Class I (SRIDX)	(15.37)	24.39	3.75

In the current prospectus dated July 29, 2011, the gross expense ratios for Class AAA, A, C, and I Shares are 2.86%, 2.86%, 3.61%, and 2.61%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through July 31, 2012 are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. See page 9 for the expense ratios for the year ended March 31, 2012. Class AAA and I shares do not have a sale charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The MSCI AC World Free Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends March 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	MSCI AC World Free Index since inception performance is as of May 31, 2007.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI SRI GREEN FUND, INC. (CLASS AAA SHARES) AND MSCI AC WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli SRI Green Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2011 through March 31, 2012
Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:    This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended March 31, 2012.

	Beginning Account Value 10/01/11	Ending Account Value 03/31/12	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli SRI Green Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,129.50	2.00%	$10.65
Class A	$1,000.00	$1,128.60	2.00%	$10.64
Class C	$1,000.00	$1,124.70	2.75%	$14.61
Class I	$1,000.00	$1,130.10	1.75%	$9.32
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.00	2.00%	$10.08
Class A	$1,000.00	$1,015.00	2.00%	$10.08
Class C	$1,000.00	$1,011.25	2.75%	$13.83
Class I	$1,000.00	$1,016.25	1.75%	$8.82

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2012:

Gabelli SRI Green Fund, Inc.

U.S. Government Obligations	14.8%
Energy Efficiency	13.3%
Consumer Discretionary	11.5%
Light Emitting Diodes (LED)	11.0%
Health Care	8.2%
Power and Energy	7.5%
Natural Resources	6.0%
Biofuels	4.8%
Water	4.5%

Environmental Services	4.1%
Alternative Generation and Utilities	4.0%
Smart Grid	3.1%
Batteries and Transportation	2.9%
Solar	2.5%
Wind	1.6%
Other Assets and Liabilities (Net)	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli SRI Green Fund, Inc.

Schedule of Investments — March 31, 2012

Shares		Cost	Market Value

	COMMON STOCKS — 80.7%
	Alternative Generation and Utilities — 2.2%
125,000	Algonquin Power & Utilities Corp.	$630,222	$726,854
350,000	Capstone Turbine Corp.†	630,968	357,000
15,000	GrafTech International Ltd.†	301,043	179,100

		1,562,233	1,262,954

	Batteries and Transportation — 2.9%
45,000	Tesla Motors Inc.†	1,361,375	1,675,800

	Biofuels — 4.8%
55,000	Darling International Inc.†.	927,808	958,100
140,000	Equatorial Palm Oil plc†.	42,957	39,187
60,000	Novozymes A/S, Cl. B	1,701,643	1,747,468

		2,672,408	2,744,755

	Consumer Discretionary — 11.5%
32,500	Danone	2,306,763	2,266,968
30,000	Nestlé SA.	1,724,299	1,887,670
30,000	Unilever plc, ADR	967,866	991,500
17,500	Whole Foods Market Inc.	1,128,379	1,456,000

		6,127,307	6,602,138

	Energy Efficiency — 13.3%
80,000	ABB Ltd., ADR†.	1,621,108	1,632,800
100,000	Active Power Inc.†	169,298	78,010
10,000	Cooper Industries plc	634,680	639,500
50,000	Fortune Brands Home & Security Inc.†	776,120	1,103,500
55,000	Johnson Controls Inc.	1,759,470	1,786,400
25,000	Tenneco Inc.†.	834,388	928,750
20,000	Thomas & Betts Corp.†	1,239,516	1,438,200

		7,034,580	7,607,160

	Environmental Services — 4.1%
35,000	Horsehead Holding Corp.†	391,711	398,650
35,000	Umicore SA	1,663,587	1,928,107

		2,055,298	2,326,757

	Health Care — 8.2%
35,000	Mead Johnson Nutrition Co.	2,227,575	2,886,800
13,000	Novo Nordisk A/S, Cl. B	1,431,173	1,799,892

		3,658,748	4,686,692

	Light Emitting Diodes (LED) — 11.0%
60,000	Cree Inc.†	1,837,920	1,897,800
150,000	Dialight plc	1,795,500	2,207,293
35,000	Universal Display Corp.†	883,597	1,278,550
55,000	Zumtobel AG	1,698,223	776,818
10,000	Zumtobel AG, Europe	197,524	141,240

		6,412,764	6,301,701

	Natural Resources — 6.0%
100,000	Agrinos AS†	713,774	711,181
10,000	CF Industries Holdings Inc.	1,311,772	1,826,500

Shares			Cost	Market Value

60,000		Globe Specialty Metals Inc.	$1,057,521	$892,200

			3,083,067	3,429,881

		Power and Energy — 7.5%
30,000		Chart Industries Inc.†	1,476,820	2,199,900
40,000		Golar LNG Ltd	1,011,206	1,522,000
15,000	(a)	Golar LNG Partners LP	355,333	556,800

			2,843,359	4,278,700

		Smart Grid — 3.1%
80,000		PSI AG fuer Produkte und Systeme der Informations technologie	2,199,275	1,797,303

		Water — 4.5%
25,000		Pure Technologies Ltd.†	102,327	103,263
10,000		Watts Water Technologies Inc., Cl. A.	411,894	407,500
75,000		Xylem Inc.	1,894,818	2,081,250

			2,409,039	2,592,013

		Wind — 1.6%
225,000		American Superconductor Corp.†	1,584,735	927,000

		TOTAL COMMON STOCKS	43,004,188	46,232,854

		WARRANTS — 0.0%
		Alternative Generation and Utilities — 0.0%
27,000		China Hydroelectric Corp., ADR, expire 01/25/14†	32,890	979

Principal Amount

		CONVERTIBLE CORPORATE BONDS — 4.3%
		Alternative Generation and Utilities — 1.8%
$1,000,000		Cheniere Energy Inc., Cv., 2.250%, 08/01/12	966,159	1,001,250

		Solar — 2.5%
1,500,000		Renesola Ltd., Cv., 4.125%, 03/15/18(b)	1,042,717	905,625
600,000		Sunpower Corp., Cv., 4.500%, 03/15/15	500,035	540,000

			1,542,752	1,445,625

		TOTAL CONVERTIBLE CORPORATE BONDS	2,508,911	2,446,875

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Schedule of Investments (Continued) — March 31, 2012

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 14.8%
$8,482,000	U.S. Treasury Bills, 0.035% to 0.130%††, 04/05/12 to 09/20/12	$8,479,059	$8,479,162

	TOTAL INVESTMENTS — 99.8%	$54,025,048	57,159,870

	Other Assets and Liabilities (Net) — 0.2%		103,766

	NET ASSETS — 100.0%		$57,263,636

(a)	Denoted in units.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of the Rule 144A security amounted to $905,625 or 1.58% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	64.4%	$36,804,817
Europe	31.4	17,927,428
Latin America	4.2	2,427,625

	100.0%	$57,159,870

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Statement of Assets and Liabilities

March 31, 2012

Assets:
Investments, at value (cost $54,025,048)	$57,159,870
Cash	27,903
Receivable for Fund shares sold	215,058
Dividends and interest receivable	56,919
Prepaid expenses	39,668

Total Assets	57,499,418

Liabilities:
Payable for Fund shares redeemed	100,809
Payable for investment advisory fees	40,869
Payable for distribution fees	16,182
Payable for accounting fees	7,500
Payable for legal and audit fees	30,025
Payable for shareholder communications expenses	19,795
Payable for shareholder services fees	11,975
Other accrued expenses	8,627

Total Liabilities	235,782

Net Assets (applicable to 5,334,062 shares outstanding)	$57,263,636

Net Assets Consist of:
Paid-in capital	$63,985,916
Accumulated net investment loss	(155,452)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(9,700,479)
Net unrealized appreciation on investments	3,134,822
Net unrealized depreciation on foreign currency translations	(1,171)

Net Assets	$57,263,636

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($23,423,382 ÷ 2,173,693 shares outstanding)	$10.78

Class A:
Net Asset Value and redemption price per share ($21,083,079 ÷ 1,958,180 shares outstanding)	$10.77

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.43

Class C:
Net Asset Value and offering price per share ($8,111,451 ÷ 773,802 shares outstanding)	$10.48 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($4,645,724 ÷ 428,387 shares outstanding)	$10.84

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended March 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $22,454)	$577,470
Interest	199,197

Total Investment Income	776,667

Expenses:
Investment advisory fees	589,792
Distribution fees – Class AAA	71,390
Distribution fees – Class A	51,896
Distribution fees – Class C	75,038
Registration expenses	82,836
Shareholder services fees	68,538
Legal and audit fees	64,302
Shareholder communication expenses	63,889
Accounting fees	41,250
Directors’ fees	22,819
Custodian fees	22,239
Interest expense	491
Miscellaneous expenses	19,993

Total Expenses	1,174,473

Less:
Expenses recovered by the Adviser (See Note 3)	56,477

Net Expenses	1,230,950

Net Investment Loss	(454,283)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(9,573,419)
Payment by Adviser (see Note 8)	72,052
Net realized gain on written options	403,848
Net realized gain on foreign currency transactions	636

Net realized loss on investments, written options, and foreign currency transactions	(9,096,883)

Net change in unrealized appreciation/depreciation:
on investments	(3,305,074)
on foreign currency translations	(1,577)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,306,651)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(12,403,534)

Net Decrease in Net Assets Resulting from Operations	$(12,857,817)

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31, 2012	Year Ended March 31, 2011
Operations:
Net investment loss	$(454,283)	$(141,965)
Net realized gain/(loss) on investments, written options, and foreign currency transactions	(9,096,883)	1,235,281
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,306,651)	4,654,528

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,857,817)	5,747,844

Distributions to Shareholders:
Net investment income
Class AAA	(126,601)	—
Class A	(98,526)	—
Class I	(13,487)	—

	(238,614)	—

Net realized gain
Class AAA	(89,844)	(354,668)
Class A	(68,706)	(484,266)
Class C	(24,355)	(147,861)
Class I	(6,433)	(69,359)

	(189,338)	(1,056,154)

Return of capital
Class AAA	(187)	—
Class A	(145)	—
Class I	(20)	—

	(352)	—

Total Distributions to Shareholders	(428,304)	(1,056,154)

Capital Share Transactions:
Class AAA	13,936,579	10,294,312
Class A	10,927,534	7,725,050
Class C	5,190,537	2,858,794
Class I	3,548,491	(1,806,301)

Net Increase in Net Assets from Capital Share Transactions	33,603,141	19,071,855

Redemption Fees	9,632	3

Net Increase in Net Assets	20,326,652	23,763,548
Net Assets:
Beginning of period	36,936,984	13,173,436

End of period (including undistributed net investment income of $0 and $0, respectively)	$57,263,636	$36,936,984

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/Supplemental Data
Period Ended March 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Expenses Net of Waivers/ Reimburse- ments††(c)		Expenses Before Waivers/ Reim- bursements†††		Portfolio Turnover Rate
Class AAA
2012	$12.86	$(0.07)		$(1.93)	$(2.00)	$(0.05)		$(0.03)	$(0.00)	$(0.08)	$0.00	$10.78	(15.50)%	$23,423	(0.69)%		2.00%		2.00	%(d)	152%
2011	10.44	(0.09)		3.31	3.22	—		(0.80)	—	(0.80)	0.00	12.86	32.77	16,631	(0.82)		2.00		2.86		365
2010	6.12	(0.12)		4.44	4.32	—		—	—	—	0.00	10.44	70.59	4,573	(1.31)		2.01		4.70		190
2009	8.41	(0.01)		(2.25)	(2.26)	(0.03)		—	(0.00)	(0.03)	0.00	6.12	(26.88)	653	(0.15)		2.01		11.07		65
2008(e)	10.00	0.01		(1.57)	(1.56)	(0.00	)(b)	(0.03)	—	(0.03)	—	8.41	(15.60)	656	0.11	(f)	2.04	(f)	22.50	(f)	25
Class A
2012	$12.86	$(0.08)		$(1.93)	$(2.01)	$(0.05)		$(0.03)	$(0.00)	$(0.08)	$0.00	$10.77	(15.58)%	$21,083	(0.70)%		2.00%		2.00	%(d)	152%
2011	10.42	(0.10)		3.34	3.24	—		(0.80)	—	(0.80)	0.00	12.86	33.05	14,391	(0.88)		2.00		2.86		365
2010	6.12	(0.13)		4.43	4.30	—		—	—	—	0.00	10.42	70.26	4,671	(1.36)		2.01		4.70		190
2009	8.40	(0.01)		(2.24)	(2.25)	(0.03)		—	(0.00)	(0.03)	0.00	6.12	(26.75)	591	(0.15)		2.01		11.07		65
2008(e)	10.00	(0.00	)(b)	(1.56)	(1.56)	(0.01)		(0.03)	—	(0.04)	—	8.40	(15.65)	461	(0.06	)(f)	2.04	(f)	22.50	(f)	25
Class C
2012	$12.55	$(0.15)		$(1.89)	$(2.04)	—		$(0.03)	—	$(0.03)	$0.00	$10.48	(16.21)%	$8,112	(1.41)%		2.75%		2.75	%(d)	152%
2011	10.28	(0.18)		3.25	3.07	—		(0.80)	—	(0.80)	0.00	12.55	31.80	4,532	(1.66)		2.75		3.61		365
2010	6.08	(0.20)		4.40	4.20	—		—	—	—	0.00	10.28	69.08	1,057	(2.10)		2.76		5.45		190
2009	8.37	(0.07)		(2.22)	(2.29)	—		—	—	—	0.00	6.08	(27.36)	104	(0.93)		2.76		11.82		65
2008(e)	10.00	(0.06)		(1.54)	(1.60)	—		(0.03)	—	(0.03)	—	8.37	(16.03)	162	(0.81	)(f)	2.79	(f)	23.25	(f)	25
Class I
2012	$12.94	$(0.04)		$(1.96)	$(2.00)	$(0.07)		$(0.03)	$(0.00)	$(0.10)	$0.00	$10.84	(15.37)%	$4,646	(0.37)%		1.75%		1.75	%(d)	152%
2011	10.47	(0.07)		3.34	3.27	—		(0.80)	—	(0.80)	0.00	12.94	33.17	1,383	(0.65)		1.75		2.61		365
2010	6.13	(0.09)		4.43	4.34	—		—	—	—	0.00	10.47	70.80	2,872	(0.98)		1.76		4.45		190
2009	8.42	0.01		(2.25)	(2.24)	(0.05)		—	(0.00)	(0.05)	0.00	6.13	(26.64)	410	0.10		1.76		10.82		65
2008(e)	10.00	0.02		(1.56)	(1.54)	(0.01)		(0.03)	—	(0.04)	—	8.42	(15.41)	483	0.23	(f)	1.79	(f)	22.25	(f)	25

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized. Total return excluding the effect of the contribution from the Fund’s Adviser of $72,052 for the period ended March 31, 2012 was (15.67)%, (15.70)%, (16.28)%, and (15.38)% for Class AAA, Class A, Class C, and Class I Shares, respectively.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 2.02% (Class AAA and Class A), 2.77% (Class C), and 1.77% (Class I), respectively. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

†††

The ratios include a reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 22.52% (Class AAA and Class A), 23.27% (Class C), and 22.27% (Class I), respectively. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.
(d)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $56,477 for the year ended March 31, 2012, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.91% (Class AAA and Class A), 2.66% (Class C), and 1.66% (Class I).

(e)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.
(f)	Annualized.

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements

1.  Organization.  The Gabelli SRI Green Fund, Inc. was incorporated on March 1, 2007 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 1, 2007. The Fund’s primary objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$46,232,854	—	$46,232,854
Warrants(a)	979	—	979
Convertible Corporate Bonds(a)	—	$2,446,875	2,446,875
U.S. Government Obligations	—	8,479,162	8,479,162
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$46,233,833	$10,926,037	$57,159,870

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at March 31, 2012 or March 31, 2011.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2012, the Fund held no investments in option contracts.

The Fund’s volume of activity in purchased equity options, which were held from July 12, 2011 through October 26, 2011, had an average monthly notional amount of approximately $977,328.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

For the year ended March 31, 2012, the effect of purchased equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency Transactions, Net realized loss on investments.

The Fund’s volume of activity in written equity options contracts, which were held from October 7, 2011 through October 26, 2011, had an average premium amount of approximately $403,848. Please refer to Note 5 for written equity option activity during the year ended March 31, 2012.

For the year ended March 31, 2012, the effect of written equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency Transactions, Net realized gain on written options.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at March 31, 2012. For the restricted security the Fund held as of March 31, 2012, refer to the Schedule of Investments.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, and write-offs of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended March 31, 2012, reclassifications were made to decrease accumulated net investment loss by $700,193 and increase accumulated net realized loss on investments, written options, and foreign currency transactions by $65,640, with an offsetting adjustment to paid-in capital.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 was as follows:

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$377,452	$903,377
Net long-term capital gains	50,500	152,777
Return of capital	352	—

Total distributions paid	$428,304	$1,056,154

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At March 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(4,604,429)
Net unrealized appreciation on investments	2,929,103
Net unrealized depreciation on foreign currency translations	(1,171)
Qualified late year loss deferral*	(5,045,783)

Total	$(6,722,280)

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, securities, and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended March 31, 2012, the Fund elected to defer $5,045,783 of these losses, consisting of $146,252 of ordinary losses and $4,899,531 of post October capital losses.

At March 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as either short-term or long-term capital losses.

Short-term Capital Loss Carryforward With No Expiration	$4,604,429

Total Capital Loss Carryforwards	$4,604,429

At March 31, 2012, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$54,230,767	$6,044,340	$(3,115,237)	$2,929,103

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended March 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended March 31, 2009 through March 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, interest, taxes, and extraordinary expenses) until at least July 31, 2012 at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing limitations. The agreements are renewable annually. During the year ended March 31, 2012, the Adviser recovered $56,477. At March 31, 2012, the cumulative amount which the Fund may repay the Adviser is $305,149.

For the year ended March 31, 2010, expiring March 31, 2013	$174,957
For the year ended March 31, 2011, expiring March 31, 2014	130,192

$305,149

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the each committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended March 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $112,653,200 and $86,265,168, respectively.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

Written options activity for the Fund for the year ended March 31, 2012 was as follows:

	Number of Contracts	Premiums
Options outstanding at March 31, 2011	—	$—
Options written	7,500	403,848
Options expired	(7,500)	(403,848)

Options outstanding at March 31, 2012	—	$—

6.  Transactions with Affiliates.  During the year ended March 31, 2012, the Fund paid brokerage commissions on security trades of $8,750 to Gabelli & Co. Additionally, the Distributors retained a total of $78,294 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended March 31, 2012, the Fund paid or accrued $41,250 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Capital Stock Transactions.  The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended March 31, 2012 and March 31, 2011 amounted to $9,632 and $3, respectively.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,773,891	$45,152,433	1,068,236	$12,566,622
Shares issued upon reinvestment of distributions	21,581	208,907	31,862	325,305
Shares redeemed	(2,915,074)	(31,424,761)	(244,896)	(2,597,615)

Net increase	880,398	$13,936,579	855,202	$10,294,312

Class A
Shares sold	2,122,246	$24,663,563	760,320	$8,665,688
Shares issued upon reinvestment of distributions	15,701	151,990	43,740	445,709
Shares redeemed	(1,299,062)	(13,888,019)	(132,887)	(1,386,347)

Net increase	838,885	$10,927,534	671,173	$7,725,050

Class C
Shares sold	739,579	$8,753,404	254,989	$2,825,120
Shares issued upon reinvestment of distributions	2,402	22,703	14,152	141,377
Shares redeemed	(329,348)	(3,585,570)	(10,759)	(107,703)

Net increase	412,633	$5,190,537	258,382	$2,858,794

Class I
Shares sold	401,799	$4,396,107	24,985	$280,815
Shares issued upon reinvestment of distributions	1,990	19,383	6,752	69,279
Shares redeemed	(82,277)	(866,999)	(199,028)	(2,156,395)

Net increase/(decrease)	321,512	$3,548,491	(167,291)	$(1,806,301)

8.  Contribution from the Adviser.  The Adviser reimbursed the Fund $72,052 as a consequence of an inadvertent breach of the Fund’s SEC asset diversification requirements.

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

Gabelli SRI Green Fund, Inc.

Notes to Financial Statements (Continued)

11.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli SRI Green Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli SRI Green Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli SRI Green Fund, Inc. (hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2012

Gabelli SRI Green Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli SRI Green Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chairman Age: 69	Since 2007	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

NON-INTERESTED DIRECTORS:

Clarence A. Davis Director Age: 70	Since 2007	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999- 2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply)

Vincent D. Enright Director Age: 68	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 77	Since 2007	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	-

Gabelli SRI Green Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President; Acting Chief Compliance Officer Age: 60	Since 2007 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 53	Since 2007	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended March 31, 2012, the Fund paid to shareholders an ordinary income distribution (comprised of net investment income and short-term capital gains) totaling $0.069, $0.070, $0.024, and $0.091 per share for Class AAA, Class A, Class C, and Class I, respectively, and long-term capital gains totaling $50,500, or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended March 31, 2012, 1.20% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 8.29% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 5.39% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short-term gain pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended March 31, 2012 which was derived from U.S. Treasury securities was 0.06%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of March 31, 2012 was 14.81%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli SRI Green Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website:www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA	Clarence A. Davis
Chairman and Chief	Former Chief
Executive Officer,	Executive Officer,
GAMCO Investors, Inc.	Nestor, Inc.

Vincent D. Enright	Anthonie C. van Ekris
Former Senior Vice	Chairman,
President	BALMAC International, Inc.
and Chief Financial Officer,
KeySpan Corp.

Officers
Bruce N. Alpert	Agnes Mullady
President and Acting Chief	Secretary and Treasurer
Compliance Officer

Distributor
G.distributors, LLC

Custodian
The Bank of New York Mellon

Legal Counsel
Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli SRI Green Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB1794Q112AR

Gabelli

SRI Green

Fund, Inc.

ANNUAL REPORT

MARCH 31, 2012

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Clarence A. Davis and Vincent D. Enright are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,474 for 2011 and $19,474 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2011 and $3,500 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A (c) 100% (d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli SRI Green Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	6/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	6/8/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	6/8/12

*	Print the name and title of each signing officer under his or her signature.